Exhibit 99.1

FOR RELEASE at 7 a.m. on July 11, 2022

COMPANY CONTACT

FutureFuel Corp.

Thomas McKinlay

(314) 854-8352

www.futurefuelcorporation.com

FutureFuel Announces CEO Transition and Appointment of Two Directors

CLAYTON, Mo. (July 11, 2022) -- FutureFuel Corp. (NYSE: FF) (“FutureFuel” or the “Company”), a manufacturer of custom and performance chemicals and biofuels, announced today that Paul A. Novelly (“Tony Novelly”) has informed FutureFuel’s Board of Directors that he will step down from his position as Chief Executive Officer of the Company effective July 31, 2022. Mr. Novelly will continue as Chairman of FutureFuel’s Board of Directors. Tony Novelly has served as Chairman of the Board since the Company’s inception in 2005 and as its Chief Executive Officer since 2013. The Company also announced today the appointment to its Board of Paul Anthony Novelly, II (“P.A. Novelly”) and Ronald J. Kruszewski.

CEO Transition - Thomas McKinlay to Serve as New Chief Executive Officer

FutureFuel’s Board has named Thomas McKinlay, the Company’s Chief Operating Officer, to succeed Tony Novelly as Chief Executive Officer effective on Tony Novelly’s retirement.

“It has been a privilege to serve as CEO of FutureFuel for the past nine years and to work with so many excellent people at the Company,” said Tony Novelly. “I am very proud of everything we have accomplished together over the course of my tenure. I’m confident that I am leaving the Company’s executive group in very capable hands. Tom McKinlay has proven himself to be an indispensable leader over the past five years, and I strongly believe that his qualifications and experience uniquely position him to be FutureFuel’s next CEO. I also look forward to continuing to contribute to the Company in my role as Chairman of the Board.”

“On behalf of the entire Future Fuel team, I would like to thank Tony Novelly for his many years of dedicated leadership as Chief Executive Officer,” said Mr. McKinlay. “His industry experience, skills and expertise, along with his knowledge of our operations and strategies, have been invaluable assets to our business. And, I anticipate I will continue to work closely with Tony in his role as Chairman of the Board as we continue to position the Company to capitalize on opportunities for future growth.”

Mr. McKinlay has served as FutureFuel’s Chief Operating Officer since January 2017. He is a Chemical Engineer and business operations executive with over 30 years of global experience in the oil and gas industry. Prior to his joining FutureFuel, Mr. McKinlay was the owner and president of Gilrita Consulting Limited, a U.K.-based independent downstream consultancy firm. He was also Executive Vice President of Murphy Oil Corporation for more than three years, a position which incorporated the role of Managing Director of Murco Petroleum Limited, a U.K.-based oil refining company.

Addition of Two New Directors

The Company also announced today the appointment of P.A. Novelly and Ronald J. Kruszewski to its Board of Directors.

P.A. Novelly, 55, is Chief Executive Officer of Apex Oil Company, Inc., a privately held company based in St. Louis, Missouri, which together with its affiliates is engaged in trading, storage, marketing, and transportation of petroleum products, including liquid terminal facilities in the Midwest and Eastern United States, and towboat and barge operations on the inland waterway system. He also serves as a director of Apex Oil Company Charitable Foundation. P.A. Novelly has reported that, in various a capacities, he may be deemed to share beneficial ownership of common stock representing 39.9% of the Company’s outstanding shares. P.A. Novelly is the son of Tony Novelly.

Ronald J. Kruszewski, 63, is Chairman of the Board and Chief Executive Officer of Stifel Financial Corp., a New York Stock Exchange-listed investment firm with multi-national operations. He joined Stifel as Chief Executive Officer in 1997 and was named Chairman in 2001. Mr. Kruszewski also is the current Chairman of the American Securities Association (ASA) and serves on the Board of Directors of the Securities Industry and Financial Markets Association (SIFMA). From 2014 to 2019, he served on the Federal Advisory Council of the Board of Directors of the Federal Reserve Bank of St. Louis. Additionally, he serves on the Board of Trustees of Saint Louis University and the U.S. Ski and Snowboard Team Foundation.

“On behalf of the entire Board, I am pleased to welcome P.A. and Ron as directors, reflecting our ongoing focus on making sure FutureFuel’s corporate governance is aligned to maximize the potential of the business to grow shareholder value. We know they will bring valuable leadership and perspectives to our Board,” said Tony Novelly.

About FutureFuel

FutureFuel is a leading manufacturer of diversified chemical products, specialty chemical products, and biofuel products. In its chemicals business, FutureFuel manufactures specialty chemicals for specific customers (“custom chemicals”), as well as multi-customer specialty chemicals (“performance chemicals”). FutureFuel's custom chemicals product portfolio includes proprietary intermediates for major chemical companies and chlorinated polyolefin adhesion promoters and antioxidant precursors for a major chemical company. FutureFuel’s performance chemicals product portfolio includes polymer (nylon) modifiers and several small-volume specialty chemicals for diverse applications. FutureFuel’s biofuels segment primarily produces and sells biodiesel. Please visit www.futurefuelcorporation.com for more information.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements deal with FutureFuel’s current plans, intentions, beliefs, and expectations, and statements of future economic performance. Statements containing such terms as “believe,” “do not believe,” “plan,” “expect,” “intend,” “estimate,” “anticipate,” and other phrases of similar meaning are considered to contain uncertainty and are forward-looking statements. In addition, from time to time, FutureFuel or its representatives have made or will make forward-looking statements orally or in writing. Furthermore, such forward looking statements may be included in various filings that the Company makes with the U.S. Securities and Exchange Commission (the “SEC”), in press releases, or in oral statements made by or with the approval of one of FutureFuel’s authorized executive officers.

These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, those set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in FutureFuel’s Form 10-K Annual Report for the year ended December 31, 2021, its Form 10-Q for the quarter ended March 31, 2022, and in its future filings made with the SEC. An investor should not place undue reliance on any forward-looking statements contained in this document, which reflect FutureFuel management's opinions only as of their respective dates. Except as required by law, the Company undertakes no obligation to revise or publicly release the results of any revisions to forward-looking statements. The risks and uncertainties described in this document and in current and future filings with the SEC are not the only ones faced by FutureFuel. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. There may be additional risks not presently known to the Company or that the Company currently believes are immaterial to its business. In addition, FutureFuel cannot reliably predict the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. If any such risks occur, FutureFuel’s business, operating results, liquidity, and financial condition could be materially affected in an adverse manner. An investor should consult any additional disclosures FutureFuel has made or will make in its reports to the SEC on Forms 10-K, 10-Q and 8-K, including any amendments of those filings. All subsequent written and oral forward-looking statements attributable to FutureFuel or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this press release.

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